THE WEITZ FUNDS

Balanced Fund

Q U A R T E R L Y
R E P O R T

December 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WBALX

THE WEITZ FUNDS — BALANCED FUND
Performance Since Inception

A perspective on the Balanced Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Balanced Fund at its inception (October 1, 2003) would have grown over the quarter (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth the total return data for the Balanced Fund for the three month period ended December 31, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return
Oct. 1, 2003	$25,000	$—	$—	$25,000	—%
Dec. 31, 2003	25,925	—	19	25,944	3.8	+

The Fund’s total return for the three month period ended December 31, 2003 was 3.8%. This return assumes redemption at the end of the period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $0, and the total amount of income distributions reinvested was $19.

This information represents past performance of the Balanced Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

+	Return is for the period 10/1/03 through 12/31/03

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THE WEITZ FUNDS — BALANCED FUND
December 31, 2003 – Quarterly Report

January 9, 2004

Dear Fellow Shareholder:

        The Balanced Fund’s total return was 3.8% in its inaugural quarter. This return is quite acceptable in absolute terms. Quarterly returns of this magnitude will be very difficult to sustain even in a successful balanced investment program. Of course, absolute returns tell only part of the story. Our cautious portfolio position (63% in cash and other reserves) resulted in poor relative performance. The Blended Index** returned 7.3% in the quarter, driven by a 12.2% gain in the S&P 500.

        The table below compares the performance of our Fund to those of our primary benchmark, the Blended Index, as well as the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

Total Returns* 4th Quarter 2003
Weitz Balanced Fund	3.8%
Blended Index**	7.3
S&P 500 (stocks)	12.2
Lehman Brothers Intermediate U.S. Government/
Credit Index (bonds)	0.1

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

**	The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Are We There Yet?

        Our first few letters will focus on how we are positioning the portfolio to achieve our three investment objectives — long-term capital appreciation, capital preservation and regular current income. The invested level of the portfolio is a work in progress, not a finished product. We will not be fully positioned to achieve our objectives until we are able to attain our goal of being 50-75% invested in equity securities. We will discuss the reasons for the temporarily large cash position in more detail later in this letter.

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        Long-Term Capital Appreciation: In a nutshell we like the stocks that we own, but we don’t own enough of them. We expect to make progress toward this goal in two ways:

        (1) Build larger positions of our existing holdings at acceptable prices. Our top ten equity holdings accounted for slightly less than 17% of the portfolio at quarter end. We expect that percentage to be in the 25%-30% range under normal conditions.

        (2) Add a significant number of new positions, again as prices allow. The portfolio contained twenty-three stocks and high yield bonds at quarter end. We expect that number to approach or exceed forty under normal conditions.

        Capital Preservation: The portfolio is currently heavily weighted toward this objective by default. The large cash position provides a “belt and suspenders” level of protection. Cash as a percent of assets will decline as we purchase equity and debt securities to support our other objectives. We will maintain our focus on capital preservation by purchasing securities only at prices which we determine provide an acceptable margin of safety.

        Regular Current Income: We will continue to work on this objective. We do not target specific yield levels; however, in time we hope to achieve a moderate premium to the S&P 500 yield (1.55% as of this writing). Potential sources of future income include: (1) bonds — higher interest rates may provide more attractive investment opportunities in 2004, (2) dividend paying stocks — especially real estate investment trusts if valuations moderate and (3) option writing premiums — primarily from covered call writing.

How Did We Get Here?

        Our research efforts are geared to bottom-up analysis of individual companies. In its simplest form, our bread-and-butter approach is to buy a dollar’s worth of value for 60 cents (or less). Buying at a substantial discount to our estimate of private market value provides a margin of safety. Sources of return are two-fold. We realize returns as the gap between price and original value narrows. We also realize returns from value growth during our holding period.

        Value as we define it has been an elusive prey. The stocks of most companies on our wish list have not been available at acceptable price-to-value discounts. As a result, we have stayed close to the sidelines with 25% of the portfolio invested in common stocks and 12% of the portfolio invested in fixed income securities. The residual (63% of the portfolio) is temporarily invested in short-term securities (i.e., cash and other reserves).

        The high cash level is not a market timing call. We have no clue where the stock market is heading in the near term. While steady diets of double-digit return quarters are rare, they are not unprecedented. If stock prices continue to rise sharply, our short-term performance will lag the market. Regardless of what happens in the broader market, we expect our extremely low invested position to be temporary. Even in the strongest markets, some companies or sectors will fall out of favor. When good companies are left behind for the wrong reasons, we will be ready.

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Portfolio Review

        One quarter is far too short a time frame to declare any victories or defeats, so we will forego the standard description of stocks that contributed to performance. We will focus instead on the factors that influence performance. We make two major sets of decisions in managing the Balanced Fund. The first is individual security selection, which is the primary driver of performance for the other Weitz equity funds. The second is asset class allocation, which is unique to the Balanced Fund. Asset class allocation refers to the percentage of the Fund that is invested in stocks, bonds and cash.

        Our shortfall versus the Blended Index was entirely due to the asset allocation decision. Specifically, our large cash position was a significant drag on performance. On an apples-to-apples invested level basis, our stocks compared favorably to those in the S&P 500. Our bond positions generated positive returns compared to flat results for the Lehman Brothers Intermediate U.S. Government/Credit Index.

        Two logical questions follow. (1) If your stocks did well, why didn’t you just own more of them? (2) In such a strong market, why couldn’t you find more opportunities? The answer to both questions is rooted in our disciplined buying approach. Rising stock markets feel great, but they are no friend to a buyer of stocks. Inflows to the Fund resulted in steadily rising assets during the quarter. To put that money to work as it arrived, we would have had to buy stocks at progressively higher prices (and, by definition, even lower discounts to value). In short, as assets grew, buying opportunities became even less attractive.

Equities (25% of the Portfolio)

        Despite the shortage of clear-cut bargains, we feel good about the prospects of the companies we own. The portfolio includes many of our old favorites. Wally has written extensively in the past about our five largest holdings — Berkshire Hathaway, Liberty Media, Citizens Communications, Comcast and Washington Mutual. We also have added some new names to the mix. First Health Group (national managed care) and Mohawk Industries (flooring products) are among our ten largest holdings. Hospital operator HCA is a smaller holding, primarily because it was available at an attractive price for only a short period of time. Outdoor retailer Cabela’s provides further differentiation from the Value Fund and the Partners Value Fund.

Fixed Income (12% of the Portfolio)

        If caution is the watch word on the equity side, we are treading even more carefully in the fixed income arena. We are not in the business of predicting interest rates. However, heavy fiscal and monetary stimulus appears to be tilting the odds in favor of higher rates over time. As the economy has improved and as investors chase yield, spreads on corporate debt have narrowed dramatically. In most cases we do not believe investors are being compensated for the risks they are bearing. Our response has been to position the portfolio conservatively. We have selectively purchased short, high quality issues, with a concentration in U.S. Government and Agency securities. We also have plenty of cash at the ready to take advantage of higher interest rates if and when they materialize.

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A Note of Thanks

        We thank you for your early vote of confidence, and encourage your patience as we implement your balanced investment program. The following closing passage is from Wally’s December 1986 quarterly report for the fledgling Value Fund. Today’s investing environment is different in many ways, but the words are timeless.

Respected market sages say (with straight faces), “The cash has to go somewhere...”, the unspoken implication being that stocks are not good values, but that they are the “least unattractive” alternative. In our opinion, this is not a sound basis for investing.

Our strategy is to make investment “bets” when, and only when, the odds are clearly in our favor (Ben Graham’s “margin of safety” principle). If we play someone else’s game, or feel compelled to “swing at every pitch” (to borrow a metaphor), our long-term results will be disappointing (or worse). Investing is more art than science, so we can make no promises. However, we do believe that patience and a measure of “abstinence” will pay off for our fund.

Regards, Bradley P. Hinton Co-Portfolio Manager	Wallace R. Weitz Co-Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting

Please Mark Your Calendars—Our Annual Shareholder Information Meeting will be held on May 25th at the Scott Conference Center at 4:30 p.m.

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THE WEITZ FUNDS — BALANCED FUND Schedule of Investments in Securities December 31, 2003 (Unaudited)

Shares		Cost	Value
	COMMON STOCKS — 25.2%
	Banking — 2.8%
4,000	Greenpoint Financial Corp.	$118,823	$141,280
7,000	Washington Mutual, Inc.	274,205	280,840

		393,028	422,120

	Cable Television — 1.9%
9,400	Comcast Corp. - Special CL A *	282,127	294,032

	Consumer Products and Services — 1.2%
2,500	Mohawk Industries, Inc. *	170,572	176,350

	Financial Services — 3.8%
120	Berkshire Hathaway, Inc. CL B *	310,499	337,800
3,200	Fannie Mae	223,983	240,192

		534,482	577,992

	Health Care — 4.1%
12,000	First Health Group Corp. *	253,410	233,520
2,250	HCA Inc.	81,158	96,660
3,700	Laboratory Corporation of America Holdings *	105,589	136,715
5,000	Triad Hospitals, Inc. *	146,273	166,350

		586,430	633,245

	Lodging and Gaming — 1.7%
3,000	Harrah’s Entertainment, Inc.	126,050	149,310
10,200	Park Place Entertainment Corp. *	92,819	110,466

		218,869	259,776

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THE WEITZ FUNDS — BALANCED FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Media and Entertainment — 2.1%
27,000	Liberty Media Corp. - A *	$273,885	$321,030

	Real Estate and Construction — 0.3%
1,000	Forest City Enterprises, Inc. CL A	43,132	47,510

	Real Estate Investment Trusts — 1.2%
3,750	Redwood Trust, Inc.	159,486	190,688

	Restaurants — 0.8%
3,500	Papa John’s International, Inc. *	85,362	116,830

	Retail — 1.7%
4,000	Cabela’s, Inc. CL A * # (a)	201,600	201,600
3,000	Safeway, Inc. *	68,492	65,730

		270,092	267,330

	Telecommunications — 3.6%
3,000	Alltel Corp.	138,970	139,740
25,500	Citizens Communications Co. *	285,186	316,710
1,500	Telephone and Data Systems, Inc.	89,579	93,825

		513,735	550,275

	Total Common Stocks	3,531,200	3,857,178

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THE WEITZ FUNDS — BALANCED FUND Schedule of Investments in Securities, Continued

Rating	Face amount or shares		Cost	Value
		CORPORATE BONDS — 1.5%
BBB-	$125,000	Liberty Media Corp. Sr. Notes 3.5% 9/25/06	$123,205	$125,722
B-	60,000	Six Flags, Inc. 9.75% 6/15/07	60,000	62,925
B+	50,000	HMH Properties, Inc. 7.875% 8/01/08	51,316	52,250

			234,521	240,897

		U.S. GOVERNMENT AND
		AGENCY SECURITIES — 10.5%
AAA	300,000	U.S. Treasury Note 1.625% 9/30/05	299,371	299,977
AAA	300,000	U.S. Treasury Note 3.5% 11/15/06	310,158	310,184
AAA	100,000	Fannie Mae 2.625% 11/17/06	99,880	100,336
AAA	100,000	Federal Home Loan Bank 2.0% 11/24/06	100,000	100,078
AAA	300,000	U.S. Treasury Note 3.0% 11/15/07	301,382	302,672
AAA	150,000	Fannie Mae 4.25% 9/17/08	151,250	152,870
AAA	300,000	U.S. Treasury Note 3.125% 10/15/08	297,928	299,520
AAA	40,000	Federal Home Loan Bank 7.0% 7/16/09	41,071	41,239

			1,601,040	1,606,876

		SHORT-TERM SECURITIES — 62.9%
	648,245	Wells Fargo Government Money Market Fund	648,245	648,245
AAA	500,000	Federal Home Loan Bank Discount Note due 3/17/04	498,908	499,010
AAA	8,500,000	U.S. Treasury Bills due 1/22/04 to 3/18/04	8,490,270	8,491,184

		Total Short-Term Securities	9,637,423	9,638,439

		Total Investments in Securities	$15,004,184	15,343,390

		Other Liabilities in Excess of Other Assets — (0.1%)		(19,593)

		Total Net Assets — 100%		$15,323,797

		Net Asset Value Per Share		$10.37

*	Non-income producing

#	Illiquid security

(a)	Restricted security acquired in a private placement on October 14, 2003. The Fund will not bear the cost of registering the security.

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Board of Trustees
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

Officers
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President

Investment Adviser
  Wallace R. Weitz & Company

Distributor
  Weitz Securities, Inc.

Custodian
  Wells Fargo Bank Minnesota,
  National Association

Transfer Agent and Dividend Paying Agent
  Wallace R. Weitz & Company

Sub-Transfer Agent
  Boston Financial Data Services, Inc.

This report has been prepared for the information of shareholders of The Weitz Funds — Balanced Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/23/04